                                Exhibit (m)(27)


                         Form of Amended Schedules B-C
                                      To
                            Participation Agreement
                             Dated August 26, 1999
                                    Between
                           Edgewood Services, Inc.,
                        The One Group Services Company
                                      And
                            One Group Mutual Funds


                                      ___

                                   Schedule B
                                   ----------

              Recordkeeping and Administrative Services Agreement

     This Agreement is entered into between Edgewood and the party listed on the signature page to this Schedule B.

     Edgewood will provide or cause to be provided the recordkeeping and administrative services enumerated in Article I herein in accordance with the operational guidelines set forth on Exhibit B-1. Edgewood will maintain or cause to be maintained Sub-Accounts in the Funds in connection with the purchase and redemption of Shares of the Funds through one or more omnibus or master accounts ("Accounts") in each Fund. In exchange, Edgewood will receive a recordkeeping and administrative services fee described in Schedule C.

             ARTICLE I - RECORDKEEPING AND ADMINISTRATIVE SERVICES

     Edgewood will maintain or cause to be maintained a record of the Shares held in the Accounts on behalf of each Customer or Shareholder, which will include the name, residence or company address and taxpayer identification number of each Customer or Shareholder.

     Edgewood will perform or cause to be performed such other services as Fund may reasonably request.

                       ARTICLE II -  Nature of Services

     The Fund or its designee and Edgewood agree that the payment of the recordkeeping and administrative services fee is for recordkeeping and administrative services only and not for legal, investment advisory, or distribution services.

                         ARTICLE III -  Defined Terms

     Capitalized terms used herein but not defined will have the meanings given them in the Participation Agreement or Schedule A.

                            ARTICLE IV -  Insurance

     Edgewood will maintain insurance, including errors and omissions insurance, and if necessary, bonding, issued by a qualified insurance carrier, of the types ordinarily maintained by like agents servicing mutual funds or their agents, and in commercially recognizable amounts.


Edgewood Services, Inc.                     One Group Mutual Funds (the "Fund")


By:________________________________         By:________________________________
Name:   Christine Johnston                  Entity:
Title:  Vice President and Director         Name:
Date:                                       Title:
                                            Date:

                                  Exhibit B-1
                                  -----------
                               Late Day Trading
                            Operational Guidelines


                                   Article I

     If Instructions are transmitted to the Fund or its designee after the Close of Trading, then Edgewood or Customer will be considered the Fund's agent for purposes of Rule 22c-1 of the 1940 Act and the following procedures will apply:

     (A) Fund or its designee will furnish Edgewood, for each Fund, (1) confirmed NAV information as of the Close of Trading on each Business Day; (2) dividend and capital gains information as it arises; and (3) in the case of income Funds, the daily accrual or interest rate factor (mil rate) by means of electronic transmission or other mutually acceptable means by 7:00 p.m. Eastern Time on each Business Day.

     (B) Edgewood will communicate to Fund or its designee, by means of electronic transmission or other mutually acceptable means, Instructions with respect to each Account in any of the Funds for the most recent Business Day ("Trade Date") by the later of 9:00 a.m. Eastern Time or the latest time accepted by Fund/SERV on the Business Day one day after the Trade Date. The number of Shares to be purchased or redeemed for a Sub-Account will be determined based upon the NAV at the Close of Trading on the Trade Date, provided that, if Fund Recordkeeping Agent receives the Instructions after the later of 9:00 a.m. Eastern Time or the latest time accepted by Fund/SERV on the Business Day one day after the Trade Date, Fund or its designee will use its best efforts to enter an Account's purchase or redemption order at the NAV at the Close of Trading on the Trade Date, but if Fund or its designee is unable to do so, the transaction will be entered at the NAV next determined after Fund or its designee receives the Instructions. All Class B Share redemptions will be subject to the terms of the contingent deferred sales charge schedule in the then current prospectus.



                                  Article II

     Edgewood will in no event transmit orders based on Instructions that it or its Customers receive from Shareholders after the Close of Trading on any Business Day for that Business Day's NAV. Instructions received in proper form from Shareholders after the Close of Trading on any Business Day will be treated as if received on the next following Business Day, and orders based upon such Instructions will be processed at the NAV next calculated after that following Business Day's Close of Trading. Edgewood warrants, and will cause Customer to warrant, that all orders that Edgewood transmits to the Funds for processing as of a particular Business Day will relate only to Instructions received by Edgewood or Customer prior to the Close of Trading on that Business Day.

                                  Schedule C
                                  ----------
                          Payment of Fees Pursuant to
              Shareholder and Distribution Services Agreement and
              Recordkeeping and Administrative Services Agreement

          As compensation for the services rendered by Edgewood under Schedule A and Schedule B, respectively, Fund or Fund Agent, respectively, will pay to Edgewood a fee as set forth below based on the total assets held by Edgewood Customers in each Fund listed herein, calculated daily and paid monthly. Fund or Fund Agent will calculate the fee at the end of each month and will make such payment to Edgewood. Fund or Fund Agent will send Edgewood a check in the amount calculated and will provide a statement showing the calculation of the monthly amounts payable and other supporting documentation as may be reasonably requested by Edgewood. Edgewood will not commingle assets with respect to which it receives different payments under Schedule A and Schedule B.




Fund Name                                        Cusip        Payment under      Payments Begin under    Payment under
                                                              Schedule A             Schedule A           Schedule B
Balanced (A)                                   681937470              0.25%          1/st/ Month                   .10%*
Balanced (B)                                   681937140              0.25%         13/th/ Month                   .10%*
Balanced (C)                                   681939393          1.000.25%         13/th/ Month                   .10%*
Balanced (I)                                   681937488              0.00%             N/A                        .10%*
Large Cap Growth (A)                           681937249              0.25%          1/st/ Month                   .10%*
Large Cap Growth (B)                           681937223              0.25%         13/th/ Month                   .10%*
Large Cap Growth (C)                           681939385          1.000.25%         13/th/ Month                   .10%*
Large Cap Growth (I)                           681937256              0.00%             N/A                        .10%*
Large Cap Value (A)                            681937876              0.25%          1/st/ Month                   .10%*
Large Cap Value (B)                            681937157              0.25%         13/th/ Month                   .10%*
Large Cap Value (C)                            681939377          1.000.25%         13/th/ Month                   .10%*
Large Cap Value (I)                            681937884              0.00%             N/A                        .10%*
Mid Cap Growth  (A)                            681937728              0.25%          1/st/ Month                   .10%*
Mid Cap Growth (B)                             681937181              0.25%         13/th/ Month                   .10%*
Mid Cap Growth (C)                             681939369          1.000.25%         13/th/ Month                   .10%*
Mid Cap Growth (I)                             681937736              0.00%             N/A                        .10%*
International Equity Index (A)                 681937561              0.25%          1/st/ Month                   .10%*
International Equity Index (B)                 681937132              0.25%         13/th/ Month                   .10%*
International Equity Index (C)                 681939351          1.000.25%         13/th/ Month                   .10%*
International Equity Index (I)                 681937579              0.00%             N/A                        .10%*
Mid Cap Value (A)                              681937751              0.25%          1/st/ Month                   .10%*
Mid Cap Value (B)                              681937199              0.25%         13/th/ Month                   .10%*
Mid Cap Value (C)                              681939344          1.000.25%         13/th/ Month                   .10%*
Mid Cap Value (I)                              681937769              0.00%             N/A                        .10%*
Equity Index (A)                               681937827              0.25%          1/st/ Month                   .10%*
Equity Index (B)                               681937165              0.25%         13/th/ Month                   .10%*
Equity Index (C)                               681939336          1.000.25%         13/th/ Month                   .10%*
Equity Index (I)                               681937835              0.00%             N/A                        .10%*
Equity Income (A)                              681937785              0.25%          1/st/ Month                   .10%*
Equity Income (B)                              681937215              0.25%         13/th/ Month                   .10%*
Equity Income (C)                              681939328          1.000.25%         13/th/ Month                   .10%*
Equity Income (I)                              681937793              0.00%             N/A                        .10%*
Diversified Equity (A)                         681939815              0.25%          1/st/ Month                   .10%*
Diversified Equity (B)                         681939799              0.25%         13/th/ Month                   .10%*
Diversified Equity (C)                         681939294          1.000.25%         13/th/ Month                   .10%*
Diversified Equity (I)                         681939781              0.00%             N/A                        .10%*
Small Cap Growth (A)                           681939849              0.25%          1/st/ Month                   .10%*
Small Cap Growth (B)                           681939831              0.25%         13/th/ Month                   .10%*
Small Cap Growth (C)                           681939286          1.000.25%         13/th/ Month                   .10%*
Small Cap Growth (I)                           681939823              0.00%             N/A                        .10%*
Small Cap Value (A)                            68231N305              0.25%          1/st/ Month                   .10%*
Small Cap Value (B)                            68231N404              0.25%         13/th/ Month                   .10%*
Small Cap Value (C)                            68231N503          1.000.25%         13/th/ Month                   .10%*
Small Cap Value (I)                            68231N602              0.00%             N/A                        .10%*
Diversified Mid Cap (A)                        68231N701              0.25%          1/st/ Month                   .10%*

Diversified Mid Cap (B)                        68231N800              0.25%         13/th/ Month                   .10%*
Diversified Mid Cap (C)                        68231N883          1.000.25%         13/th/ Month                   .10%*
Diversified Mid Cap (I)                        68231N875              0.00%             N/A                        .10%*
Diversified International (A)                  68231N867              0.25%          1/st/ Month                   .10%*
Diversified International (B)                  68231N859              0.25%         13/th/ Month                   .10%*
Diversified International (C)                  68231N842          1.000.25%         13/th/ Month                   .10%*
Diversified International (I)                  68231N834              0.00%             N/A                        .10%*
Market Expansion Index (A)                     68231N826              0.25%          1/st/ Month                   .10%*
Market Expansion Index (B)                     68231N818              0.25%         13/th/ Month                   .10%*
Market Expansion Index (C)                     68231N792          1.000.25%         13/th/ Month                   .10%*
Market Expansion Index (I)                     68231N784              0.00%             N/A                        .10%*
Technology (A)                                 68231N263              0.25%          1/st/ Month                   .10%*
Technology (B)                                 68231N255              0.25%         13/th/ Month                   .10%*
Technology (C)                                 68231N248          1.000.25%         13/th/ Month                   .10%*
Technology (I)                                 68231N230              0.00%             N/A//                      .10%*
Health Sciences (A)                            68232Q109              0.25%          1/st/ Month                   .10%*
Health Sciences (B)                            68232Q208              0.25%         13/th/ Month                   .10%*
Health Sciences (C)                            68232Q307          1.000.25%         13/th/ Month                   .10%*
Health Sciences (I)                            68232Q406              0.00%             N/A                        .10%*

Investor Growth (A)                            681939674              0.25%          1/st/ Month                   .10%*
Investor Growth (B)                            681939666              0.25%         13/th/ Month                   .10%*
Investor Growth (C)                            681939484          1.000.25%         13/th/ Month                   .10%*
Investor Growth (I)                            681939658              0.00%             N/A                        .10%*
Investor Growth & Income (A)                   681939617              0.25%          1/st/ Month                   .10%*
Investor Growth & Income (B)                   681939591              0.25%         13/th/ Month                   .10%*
Investor Growth & Income (C)                   681939476          1.000.25%         13/th/ Month                   .10%*
Investor Growth & Income (I)                   681939583              0.00%             N/A                        .10%*
Inv. Conservative Growth (A)                   681939641              0.25%          1/st/ Month                   .10%*
Inv. Conservative Growth (B)                   681939633              0.25%         13/th/ Month                   .10%*
Inv. Conservative Growth (C)                   681939468          1.000.25%         13/th/ Month                   .10%*
Inv. Conservative Growth (I)                   681939625              0.00%             N/A                        .10%*
Investor Balanced (A)                          681939575              0.25%          1/st/ Month                   .10%*
Investor Balanced (B)                          681939567              0.25%         13/th/ Month                   .10%*
Investor Balanced (C)                          681939450          1.000.25%         13/th/ Month                   .10%*
Investor Balanced (I)                          681939559              0.00%             N/A                        .10%*

Intermediate Bond (A)                          681937264              0.25%          1/st/ Month                   .10%*
Intermediate Bond (B)                          681937231             0.205%         13/th/ Month                   .10%*
Intermediate Bond (C)                          681939278            0.9025%         13/th/ Month                   .10%*
Intermediate Bond (I)                          681937272              0.00%             N/A                        .10%*
Government Bond (A)                            681937330              0.25%          1/st/ Month                   .10%*
Government Bond (B)                            681939401             0.205%         13/th/ Month                   .10%*
Government Bond (C)                            681939260            0.9025%         13/th/ Month                   .10%*
Government Bond (I)                            681937348              0.00%             N/A                        .10%*
Short-Term Bond (A)                            681937629              0.25%          1/st/ Month                   .10%*
Short-Term Bond (B)                            681937116             0.215%         13/th/ Month                   .10%*
Short-Term Bond (C)                            681939252              0.25%                                        .10%*
Short-Term Bond (I)                            681937637              0.00%             N/A                        .10%*
Income Bond (A)                                681937652              0.25%          1/st/ Month                   .10%*
Income Bond (B)                                681937124             0.205%         13/th/ Month                   .10%*
Income Bond (C)                                681939245            0.9025%         13/th/ Month                   .10%*
Income Bond (I)                                681937660              0.00%             N/A                        .10%*
Ultra Short-Term Bond (A)                      681937314              0.25%          1/st/ Month                   .10%*
Ultra Short-Term Bond (B)                      681939500             0.125%         13/th/ Month                   .10%*
Ultra Short-Term Bond (C)                      681939237              0.25%                                        .10%*
Ultra Short-Term Bond (I)                      681937322              0.00%             N/A                        .10%*
High Yield Bond (A)                            68231N107              0.25%          1/st/ Month                   .10%*
High Yield Bond (B)                            68231N115             0.255%         13/th/ Month                   .10%*
High Yield Bond (C)                            68231N123            0.9025%         13/th/ Month                   .10%*
High Yield Bond (I)                            68231N131              0.00%             N/A                        .10%*


Treasury & Agency (A)                          681939526              0.25%          1/st/ Month                   .10%*
Treasury & Agency (B)                          681939518             0.125%         13/th/ Month                   .10%*
Treasury & Agency (C)                          681939229              0.25%                                        .10%*
Treasury & Agency (I)                          681939492              0.00%             N/A                        .10%*
Bond Fund (A)                                  68231N776              0.25%          1/st/ Month                   .10%*
Bond Fund (B)                                  68231N768             0.255%         13/th/ Month                   .10%*
Bond Fund (C)                                  68231N750            0.2590%         13/th/ Month                   .10%*
Bond Fund (I)                                  68231N743              0.00%             N/A                        .10%*

Intermediate Tax Free Bond (A)                 681937587              0.25%          1/st/ Month                     n/a
Intermediate Tax Free Bond (B)                 681939104             0.205%         13/th/ Month                     n/a
Intermediate Tax Free Bond (I)                 681937595              0.00%             N/A                          n/a
Municipal Income (A)                           681937421              0.25%          1/st/ Month                     n/a
Municipal Income (B)                           681939203             0.205%         13/th/ Month                     n/a
Municipal Income (I)                           681937439              0.00%             N/A                          n/a
Arizona Municipal Bond (A)                     681939740              0.25%          1/st/ Month                     n/a
Arizona Municipal Bond (B)                     681939732             0.205%         13/th/ Month                     n/a
Arizona Municipal Bond (I)                     681939724              0.00%             N/A                          n/a
West Virginia Municipal Bond (A)               681939716              0.25%          1/st/ Month                     n/a
West Virginia Municipal Bond (B)               681939690             0.205%         13/th/ Month                     n/a
West Virginia Municipal Bond (I)               681939682              0.00%             N/A                          n/a
Louisiana Municipal Bond (A)                   681939773              0.25%          1/st/ Month                     n/a
Louisiana Municipal Bond (B)                   681939765             0.205%         13/th/ Month                     n/a
Louisiana Municipal Bond (I)                   681939757              0.00%             N/A                          n/a
Ohio Municipal Bond (A)                        681937843              0.25%          1/st/ Month                     n/a
Ohio Municipal Bond (B)                        681939302             0.205%         13/th/ Month                     n/a
Ohio Municipal Bond (I)                        681937850              0.00%                                          n/a
Kentucky Municipal Bond (A)                    681937371              0.25%                                          n/a
Kentucky Municipal Bond (B)                    681939856             0.205%         13/th/ Month                     n/a
Kentucky Municipal Bond (I)                    681937389              0.00%                                          n/a
Short-Term Municipal Bond (A)                  68231N735              0.25%                                          n/a
Short-Term Municipal Bond (B)                  68231N727            0.1525%         13/th/ Month                     n/a
Short-Term Municipal Bond (I)                  68231N693              0.00%                                          n/a
Tax-Free Bond (A)                              68231N685              0.25%                                          n/a
Tax-Free Bond (B)                              68231N677             0.205%         13/th/ Month                     n/a
Tax-Free Bond (I)                              68231N651              0.00%                                          n/a
Michigan Municipal Bond (A)                    68231N644              0.25%                                          n/a
Michigan Municipal Bond (B)                    68231N636             0.205%         13/th/ Month                     n/a
Michigan Municipal Bond (I)                    68231N610              0.00%                                          n/a



* Fund will pay .10%, not to exceed $1.50 per account per month. Payments under Schedule B are effective _____________, 2001.

Edgewood Services, Inc.

-----------------------------------------

Name:
-----------------------------------------
Title:
-----------------------------------------
Address:  Federated Tower
             1001 Liberty Avenue
             Pittsburgh, PA 15222-3775
--------------------------------------------------------
Date:
-----------------------------------------

The One Group Services Company (Fund Agent)


-----------------------------------------
Name:
-----------------------------------------
Title:
-----------------------------------------
Address:  3435 Stelzer Rd.
Columbus, Oh 43219
-----------------------------------------
Date:
-----------------------------------------

One Group Mutual Funds (Fund)

-----------------------------------------
Name:
-----------------------------------------
Title:
-----------------------------------------
Address:  1111 Polaris Pkwy
               Suite 2 G/J/L
               Columbus, Oh 43240
-----------------------------------------

Date:
-----------------------------------------